Exhibit 10.3

Technopark sublease

LEASE AGREEMENT

FOR COMMERCIAL OFFICE SPACE

Between

The firm IXOS SOFTWARE AG,

Bretonischer Ring 12, 85630 Grasbrunn

- hereinafter “landlord” -

and

the firm Siemens Aktiengesellschaft, with headquarters in Berlin and Munich,

Mailing Address: Siemens AG

SRE M AO P

Otto-Hahn-Ring 6, 81739 Munich

- hereinafter “tenant” -

the following

SUBLEASE II (Building C)

Is concluded:

Preamble

The landlord is the tenant in the buildings C and D on the partial area on Lot No. 507 in the Grasbrunn District.

The landlord and tenant have already signed a sublease agreement for parts of the building D. The tenant now wishes to also sublease from the landlord all the other areas in building D and the entire building C under the following conditions.

The landlord has already advised the owner regarding the planned sublease. The owner has approved the sublease.

§ 1

Leased Property

The landlord leases on the partial area, Lot No. 507 of the Grasbrunn District all partial areas of the building D and the entire building C that have not yet been leased, namely:

a)	in building C: ground floor, 2nd floor, 3rd floor, 4th floor (ca. 16,117 m2 gross floor space)

b)	in building C and D: 1st basement floor, exposed (ca. 1,503 m2 gross floor space)

c)	in buildings C and D: 1st basement floor, unexposed (ca. 3,396 m2 gross floor space), minus the already leased basement areas amounting to ca. 400 m2

d)	in buildings C and D: 322 parking spaces in the underground parking garage in the 1st basement floor and the 2nd basement floor

e)	41 exterior parking spaces.

§ 2

Term of Lease

1. The landlord/tenant relationship for the leased areas and for the parking spaces in the underground garage shall commence with their readiness for occupancy, which is expected to be by 03-01-2001, with the lease commencing on 04-01-2001 at the latest.

If the building is not ready for occupancy by 05-01-2001 the landlord shall compensate the tenant with a contractual penalty in the amount of one months rent. The contractual penalty is due on 05-01-2001 and is to be paid regardless of any losses incurred by the tenant, in other words it will not be based upon the losses of the tenant.

The landlord shall inform the tenant of the precise date of commencement of the lease as early as possible in writing, at the least 2 month prior to the date of turnover.

2. The lease is concluded between the parties firmly for a period of 10 years, calculated from the date on which the premises are turned over to the tenant. The landlord shall afford the tenant a one-time special right to terminate in that the tenant has the right to terminate the lease early one time, with a deadline of one year to the end of the fifth year, i.e. if the property is surrendered on 04-01-2001, this deadline is 03-31-2006.

After a period of 10 years the lease shall expire in any case, without requiring special notification. A tacit renewal of the lease without a new written lease agreement between the parties is expressly excluded.

§ 4

Rent Amount, Ancillary Expenses

1. The monthly rent inclusive of data cable connection for the leased areas (gross floor space) listed in § 1 Number 1a) and b) of this contract amounts to

EURO 14.83

Plus applicable value-added tax per m2 leased space (gross floor space).

The monthly rent for the basement areas listed in § 1 Number 1c) of this contract amounts to

EURO 7.40

Plus applicable value-added tax per m2 leased space (gross floor space).

The monthly rent for the parking spaces in the underground garage listed in § 1 Number 1c) of this contract amounts to

EURO 43.46

Plus applicable value-added tax per parking space.

The exterior parking spaces are relinquished at no charge.

Preliminarily, based upon the above-named areas in accordance with § 1 of this contract, the total rent to be paid monthly amounts to

EURO 297,469.12

Plus applicable value-added tax.

2. With respect to the rent amount agreed-upon above in § 4 line 1, for the entire duration of the lease, the following value index clause is agreed-upon by the parties:

From the date of commencement of the lease, the rent amount agreed-upon above in § 4 line 1 shall increase or decrease by the same proportion in which the cost of living for a 4-person working household of average income in the Federal Republic of Germany increases or decreases in accordance with the index calculations of the Federal Office of Statistics in Wiesbaden. Decisive for the change are the statistical reports of the Bavarian Land Office for Statistics and Data Processing, calculated on the basis of 1991 = 100. In this, the above agreed-upon rent amount corresponds to the price index published by the Statistical Land Office for the month prior to the commencement of the lease.

Any increase or decrease in the rental amount, however, shall take place only once per year, irrespective of the amount of increase or decrease, and shall take place on the 1st of January of a given year.

3. The rent payments are to be made monthly, in advance, at the latest by the third of the month, free from postage and charges at the risk of the tenant, to the landlord, in the account in the Hypo Vereinsbank Munich, Routing No. 700 202 70, Account No. 35 359 923, unless the landlord specifies another account.

4. No ancillary expenses are included in the rent amount. Prepayments for ancillary expenses are to be paid monthly together with and in the same manner as the rent. The tenant is obligated to pay for all ancillary expenses associated with the management and operation of the property C, and a proportional payment of all ancillary expenses directly associated with the underground parking garage and the above-ground parking lot (in each case including ramps, entryways, accesses and lighting). In particular, the tenant is required to bear all operating costs that can be allocated in accordance with § 27 of the 2nd Calculation Regulation.

Furthermore, the tenant is required to pay the following ancillary expenses:

a)	property management fees

b)	the costs of regular cleaning of the exterior window surfaces and facades

c)	the costs of the ventilation, heating and air conditioning, and fire alarm systems, and the costs of the sprinkler systems, included in which are the costs of servicing, monitoring, and repairing the systems, regular inspections for operability and safety, including adjustment by a professional, and maintenance and repair.

d)	The costs of cleaning the underground parking garage and the above-ground parking lot, including the entryway

For the ancillary expenses to be assigned to the tenant in accordance with the provisions of this contract, the tenant shall pay monthly, together with the rent, an ancillary expense prepayment in the amount of ca. 16 % of the current basic rent, plus applicable value-added tax.

All ancillary expenses are, to the extent that this is technically feasible, to be metered separately for the tenant. They are then to be calculated based upon the actually metered usage. If a measurement is not possible and is not carried out, ancillary expenses incurred – to the extent that their payment is only proportional – shall be established by the landlord at his reasonable discretion, adhering to the principle of fair treatment of all tenants.

5. The settlement of ancillary expenses to be assessed to and paid by the tenant shall take place one time annually by the landlord, at the latest by October 31st of the year following the accounting period. Overdue ancillary expense prepayments and back payments shall be charged interest at a rate of 4 percent over the basic interest rate, which replaces the discount rate as of 01-01-1999, from the due date on.

§ 5

Security Deposit

No rent security / security deposit is required.

§ 7

Use and Maintenance of Leased Areas

If after taking over the leased property, the tenant should undertake structural changes and installations, the landlord may require upon expiration of the lease that they be returned to their original condition at the expense of the tenant. Installations and fixtures with which the tenant has equipped the rooms are to be removed upon expiration of the lease.

The landlord shall remove no installations and fixtures, however the landlord may require, in agreement with the tenant, that installations and fixtures be left in the leased areas upon expiration of the lease, if the landlord pays the tenant the current market value for them. Quite generally, the tenant is liable for all damages resulting from his construction measures and installations, and is responsible for any permit fees.

§ 8

Subleasing

1. The tenant has the right to assign use of the leased property to a third party – entirely or in part – especially to sublease the property. The tenant shall inform the landlord as to the sublease.

The landlord may reject a sublease if grounds are present in the person or the behavior of the third party that, if present in the person of the tenant, would give the landlord grounds for termination without prior notification. The same applies if the subtenant uses the leased property for sales that exclude the input tax deduction. A justified refusal by the landlord does not give the tenant the right to terminate the lease. § 549, para 1 sentence 2 of the Federal Civil Code is excluded.

2. In the case of a sublease and other assignment of use, the tenant is liable for all acts and omissions of the subtenant/user regardless of who is at fault.

§ 10

Expiration of Lease

1. Upon expiration of the landlord/tenant relationship, the tenant must return the leased areas in the condition that was established in the protocol determined at the commencement of the lease. Any structural alterations carried out during the term of the lease are to be returned to their original state. In particular the tenant must perform the interior decorative repairs upon expiration of the lease, regardless of whether and when the tenant performed them beforehand, and must completely clean the leased areas. If the floor coverings are in a condition, due to excessive use and/or renovations, that is not acceptable to a subsequent tenant, the tenant is required to replace them. If, with technical systems, the tenant can provide no proof that he has performed the necessary maintenance procedures, the landlord has the right to undertake said maintenance work at the cost of the tenant.

2. If the lease should end with a termination without notification by the landlord, the tenant must compensate the landlord for any losses incurred as a result. This applies especially if the leased areas must stand empty from the time the tenant vacates them until the agreed-upon expiration of the lease, or if they must be leased at a lower rate. In this, the landlord must keep the losses as low as possible.

3. Upon expiration of the lease and once the leased areas have been vacated, a final inspection protocol shall be prepared and signed by the parties to the contract, in which all deficiencies and interior decorating repairs identified during the inspection are to be remedied through cleaning and maintenance work. The deficiencies or uncompleted work identified during the inspection are considered accepted by the signature of the tenant.

Appendices considered significant components of contract:

Appendix 1:	Lease plan ground floor through 4th floor
Appendix 2:	Lease plan basement 1 and basement 2
Appendix 3:	Structural description
Appendix 4:	Omitted
Appendix 5:	List of Operating Expenses (Appendix 3 to § 27 of 2nd Calculation Regulation)

[Signatures]

Addendum

To the

SUBLEASE AGREEMENT FOR COMMERCIAL OFFICE SPACE

Dated 12-12-2000

Between

The firm IXOS SOFTWARE AG,

Bretonischer Ring 12, 85630 Grasbrunn

- hereinafter “landlord” -

and

the firm Siemens Aktiengesellschaft, with headquarters in Berlin and Munich,

Mailing Address: Siemens AG

SRE M AO P

Otto-Hahn-Ring 6, 81739 Munich

- hereinafter “tenant” -

Based upon the decisive new calculation of the gross floor space of the Technopark II by the architecture firm Aigner and Partners (see § 1 Number 1, last paragraph of the sublease agreement), the parties agree to the following regulations that deviate from the main contract:

Re § 1

Leased Property

The landlord leases on a partial area, Lot No. 507 of the Grasbrunn District, the following areas in the building D:

a)	Office space:	10,091.28 m2
b)	Basement:	400.00 m2
c)	Parking spaces in underground garage:	300
	Parking spaces in exterior parking lot:	20

The above change in gross floor space shall take effect with the commencement of the lease. (See also § 1 Number 1, last paragraph of the main contract.)

Re § 4

Rent Amount, Ancillary Expenses

Re 1. The monthly rent inclusive of data cable connection for the leased areas (gross floor space) listed in § 1 Number 1a) and b) of the contract and this addendum amounts to

EURO 13.29

Plus applicable value-added tax per m2 leased space (gross floor space).

The monthly rent for the basement areas (gross floor space) listed in § 1 Number 1b) of the contract and this addendum amounts to

EURO 6.90

Plus applicable value-added tax per m2 leased space (gross floor space).

The monthly rent for the parking spaces in the underground garage listed in § 1 Number 1c) of the contract and this addendum amounts to

EURO 43.46

Plus applicable value-added tax per parking space.

Based upon the above-named areas in accordance with § 1 of this addendum, the total rent to be paid monthly amounts to

EURO 149,911.11

Plus applicable value-added tax.

The amount of rent shall remain unchanged for a period of three years. After the 37th rent month the monthly rent amount shall increase – based upon the square meter figures listed under Number 1, to a total of

EURO 158,905.78

Plus applicable value-added tax.

Re 3. For the ancillary expenses to be assigned to the tenant in accordance with the provisions of the existing contract, the tenant shall pay monthly, together with the rent, an ancillary cost prepayment in the amount of EURO 2.37 per m2 for the areas in the building D, plus applicable value-added tax.

This corresponds, based upon a square meter price of EURO 2.37 per m2 and the current value-added tax of 16%, with an area of 10,491.28 m2, for a total amount of EURO 28,842.63.

The tenant is required to pay this amount to the landlord for the duration of the lease of the listed areas in the building D.

The above change in the regulation of the main contract with respect to the payment of an ancillary expense prepayment shall take effect on January 1st 2002. Until that date the regulation of the main contract shall remain in effect.

The ancillary expense prepayment shall increase or decrease in the same proportion at which the cost of living for a 4-person working household of average income in the Federal Republic of Germany increases or decreases in accordance with the index calculations of the Federal Office of Statistics in Wiesbaden. Decisive for the change are the statistical reports of the Bavarian Land Office for Statistics and Data Processing, calculated on the basis of 1991 = 100. An increase or decrease in the ancillary expense prepayment will take place only one yearly, starting on January 1st, 2003.

[Signatures]

Addendum II

To the

SUBLEASE AGREEMENT FOR COMMERCIAL OFFICE SPACE

Dated 12-12-2000

Between

The firm IXOS SOFTWARE AG,

Bretonischer Ring 12, 85630 Grasbrunn

- hereinafter “landlord” -

and

the firm Siemens Aktiengesellschaft, with headquarters in Berlin and Munich,

Postal address: Siemens AG

SRE M AO P

Otto-Hahn-Ring 6, 81739 Munich

- hereinafter “tenant” -

The price index used up to now in the lease agreement and/or in the addendum to the lease agreement dated 05-22-2002 as the basis for the adjustment of the rent amount or the adjustment of the ancillary cost prepayments is no longer being calculated as of 01-01-2003. Since that time the Federal Office of Statistics has been publishing instead the “consumer price index for Germany”. The parties thus agree that as of 01-01-2003 the “consumer price index for Germany” shall serve as the basis for the adjustment of the rent amount and/or the ancillary expense prepayments.

The remaining regulations of the main contract and the addendum dated 05-22-2002 remain unaffected.

[Signatures]

LEASE AGREEMENT

FOR COMMERCIAL OFFICE SPACE

Between

The firm IXOS SOFTWARE AG,

Bretonischer Ring 12, 85630 Grasbrunn

- hereinafter “landlord” -

and

the firm Siemens Aktiengesellschaft, with headquarters in Berlin and Munich,

Postal address: Siemens AG

SRE M AO P

Otto-Hahn-Ring 6, 81739 Munich

- hereinafter “tenant” -

the following

SUBLEASE

Is concluded:

Preamble

The landlord is the tenant in the building D, among others, in the partial area on Lot No. 507 of the Grasbrunn District. The landlord has already advised the owner as to the planned sublease. The owner has approved the sublease.

§ 1

Leased Property

The landlord leases on the partial area, Lot No. 507 of the Grasbrunn District the following partial areas of the building D:

a)	office space in the ground floor, the 2nd floor, and the 3rd floor, for a total office space of ca. 10,064 m2 gross floor space

b)	basement space in the first basement floor amounting to ca. 400 m2

c)	300 parking spaces in the underground parking garage, and 20 spaces in the exterior parking lot, the precise location of which will be officially decided by the parties prior to occupancy of the building.

§ 2

Term of Lease

1. The landlord/tenant relationship for the leased areas and for the parking spaces in the underground garage shall commence with their readiness for occupancy, which is expected to be by 03-01-2001, with the lease commencing on 04-01-2001 at the latest.

If the building is not ready for occupancy by 05-01-2001 the landlord shall compensate the tenant with a contractual penalty in the amount of one months rent. The contractual penalty is due on 05-01-2001 and is to be paid regardless of any losses incurred by the tenant, in other words it will not be based upon the losses of the tenant.

The landlord shall inform the tenant of the precise date of commencement of the lease as early as possible in writing, at the least 2 month prior to the date of turnover.

2. The lease is concluded between the parties firmly for a period of 5 years, calculated from the date on which the premises are turned over to the tenant. The landlord shall afford the tenant a one-time special right to terminate in that the tenant has the right to terminate the lease early one time, with a notification deadline of 6 months, at the end of the month, but beginning only after expiration of the 36th rental month, i.e. if the property is turned over to the tenant on 04-01-2001, this deadline would be 03-31-2004.

After a period of 5 years the lease shall expire in any case, without requiring special notification. A tacit renewal of the lease without a new written lease agreement between the parties is expressly excluded.

§ 4

Rent Amount, Ancillary Expenses

1. The monthly rent inclusive of data cable connection for the leased areas (gross floor space) listed in § 1 Number 1a) of this contract amounts to

EURO 13.29

Plus applicable value-added tax per m2 leased space (gross floor space).

The monthly rent for the basement areas listed in § 1 Number 1b) of this contract amounts to

EURO 6.90

Plus applicable value-added tax per m2 leased space (gross floor space).

The monthly rent for the parking spaces in the underground garage listed in § 1 Number 1c) of this contract amounts to

EURO 43.46

Plus applicable value-added tax per parking space.

The exterior parking spaces are relinquished at no charge.

Preliminarily, based upon the above-named areas in accordance with § 1 of this contract, the total rent to be paid monthly amounts to

EURO 149,548.56

Plus applicable value-added tax.

The rent amount shall remain unchanged for a period of three years. As of the 37th rent month the monthly rent shall increase – based upon the square meter figures in § 1 Number 1, to a total of

Euro 158, 521.47

Plus applicable value-added tax.

2. The rent payments are to be made monthly, in advance, at the latest by the third of the current month, free from postage and charges at the risk of the tenant, to the landlord, in the account in the Hypo Vereinsbank Munich, Routing No. 700 202 70, Account No. 35 359 923, unless the landlord specifies another account.

3. No ancillary expenses are included in the rent amount. Prepayments for ancillary expenses are to be paid monthly, together with and in the same manner as the rent. The tenant is obligated to pay all ancillary expenses associated with the management and operation of the property D, and a proportional payment of all ancillary expenses directly associated with the underground parking garage and the above-ground parking lot (in each case including ramps, entryways, accesses and lighting). In particular, the tenant is required to bear all operating costs that can be allocated in accordance with § 27 of the 2nd Calculation Regulation. (attached as Appendix 5)

Furthermore, the tenant is required to pay the following ancillary expenses:

a)	property management fees

b)	the costs of regular cleaning of the exterior window surfaces and facades (maximum of 2 times per calendar year)

c)	the costs of the ventilation, heating and air conditioning, and fire alarm systems, and the costs of the sprinkler systems, and the other technical fixtures provided by the landlord, as listed in the structural description, included in which are the costs of servicing, monitoring, and repairing the systems, regular inspections for operability and safety, including adjustment by a professional, and maintenance and repair.

d)	The costs of cleaning the underground parking garage and the above-ground parking lot, including the entryway.

For the ancillary expenses to be assigned to the tenant in accordance with the provisions of this contract, the tenant shall pay monthly, together with the rent, an ancillary expense prepayment in the amount of ca. 16 % of the current basic rent for the leased areas listed in § 1 Number 1 a) and b) of this contract, plus applicable value-added tax.

All ancillary expenses are, to the extent that this is technically feasible, to be metered separately for the tenant. They are then to be calculated based upon the actually metered usage. If a measurement is not possible and is not carried out, ancillary expenses incurred – to the extent that their payment is only proportional – shall be established by the landlord at his reasonable discretion, adhering to the principle of fair treatment of all tenants.

4. The settlement of ancillary expenses to be assessed to and paid by the tenant shall take place one time annually by the landlord, at the latest by October 31st of the year following the accounting period. The tenant is required to pay the additional amount to the landlord within 4 weeks following the increase in the final accounting of the ancillary expenses. The landlord is required within the same time period to reimburse the tenant any amount due to him as a result of the calculation.

Overdue ancillary expense prepayments and back payments shall be charged interest at a rate of 4 percent over the basic interest rate, which replaces the discount rate as of 01-01-1999, from the due date on.

§ 5

Security Deposit

No rent security / security deposit is required.

§ 7

Use and Maintenance of Leased Areas

If after taking over the leased property, the tenant should undertake structural changes and installations, the landlord may require upon expiration of the lease that they be returned to their original condition at the expense of the tenant. Installations and fixtures with which the tenant has equipped the rooms are to be removed upon expiration of the lease.

The landlord shall remove no installations and fixtures, however the landlord may require, in agreement with the tenant, that installations and fixtures be left in the leased areas upon expiration of the lease, if the landlord pays the tenant the current market value for them. Quite generally, the tenant is liable for all damages resulting from his construction measures and installations, and is responsible for any permit fees.

§ 8

Subleasing

1. The tenant has the right to assign use of the leased property to a third party – entirely or in part – especially to sublease the property. The tenant shall inform the landlord as to the sublease.

The landlord can reject a sublease if grounds are present in the person or the behavior of the third party that, if present in the person of the tenant, would give the landlord grounds for termination without prior notification. The same applies if the subtenant uses the leased property for sales that exclude the input tax deduction. A justified refusal by the landlord does not give the tenant the right to terminate the lease. § 549, para 1 sentence 2 of the Federal Civil Code is excluded.

2. In the case of a sublease and other assignment of use, the tenant is liable for all acts and omissions of the subtenant/user regardless of who is at fault.

§ 10

Expiration of Lease

1. Upon expiration of the landlord/tenant relationship, the tenant must return the leased areas in the condition that was established in the protocol determined at the commencement of the lease. Any structural alterations carried out during the term of the lease are to be returned to their original state. In particular the tenant must perform the interior decorative repairs upon expiration of the lease, regardless of whether and when the tenant performed them beforehand, and must completely clean the leased areas. If the floor coverings are in a condition, due to excessive use and/or renovations, that is not acceptable to a subsequent tenant, the tenant is required to replace them. Alternatively, the tenant has the right to dispose of the above obligation to perform interior decorative repairs and to replace the floor coverings by paying a one-time fee in the amount of Euro 200,000.00 plus applicable value-added tax, due upon expiration of the lease. If, with technical systems, the tenant can provide no proof that he has performed the necessary maintenance procedures, the landlord has the right to undertake said maintenance work at the cost of the tenant.

2. If the lease should end with a termination without notification by the landlord, the tenant must compensate the landlord for any losses incurred as a result. This applies especially if the leased areas must stand empty from the time the tenant vacates them until the agreed-upon expiration of the lease, or if they must be leased at a lower rate. In this, the landlord must keep the losses as low as possible.

3. Upon expiration of the landlord/tenant relationship and once the leased areas have been vacated, a final inspection protocol shall be prepared and signed by the parties to the contract, in which all deficiencies and interior decorating repairs identified during the inspection are to be remedied through cleaning and maintenance work. The deficiencies or uncompleted work identified during the inspection are considered accepted with the signature of the tenant.

Appendices considered significant components of lease:

Appendix 1:	Lease plan ground floor
Appendix 2:	Lease plan 2nd floor
Appendix 3:	Lease plan 3rd floor
Appendix 4:	Please plan basement floor to be provided later
Appendix 5:	List of Operating Expenses
Appendix 6:	Structural description

[Signatures]

Addendum II [Handwritten C + D]

To the

SUBLEASE AGREEMENT FOR COMMERCIAL OFFICE SPACE

Dated 12-12-2000

Between

The firm IXOS SOFTWARE AG,

Bretonischer Ring 12, 85630 Grasbrunn

- hereinafter “landlord” -

and

the firm Siemens Aktiengesellschaft, with headquarters in Berlin and Munich,

Postal address: Siemens AG

SRE M AO P

Otto-Hahn-Ring 6, 81739 Munich

- hereinafter “tenant” -

The price index used up to now in the lease agreement and/or in the addendum to the lease agreement dated 05-22-2002 as the basis for the adjustment of the rent amount or the adjustment of the ancillary expense prepayments is no longer being calculated as of 01-01-2003. Since that time the Federal Office of Statistics has been publishing instead the “consumer price index for Germany”. The parties thus agree that as of 01-01-2003 the “consumer price index for Germany” shall serve as the basis for the adjustment of the rent amount and/or the ancillary expense prepayments.

The remaining regulations of the main contract and the addendum dated 05-22-2002 remain unaffected.

[Signatures]

Addendum

To the

SUBLEASE AGREEMENT FOR COMMERCIAL OFFICE SPACES

Dated 12-12-2000

Between

The firm IXOS SOFTWARE AG,

Bretonischer Ring 12, 85630 Grasbrunn

- hereinafter “landlord” -

and

the firm Siemens Aktiengesellschaft, with headquarters in Berlin and Munich,

Postal address: Siemens AG

SRE M AO P

Otto-Hahn-Ring 6, 81739 Munich

- hereinafter “tenant” -

Based upon the decisive new calculation of the gross floor space in the Technopark II by the architecture firm Aigner and Partners (see § 1 Number 1, last paragraph of the sublease agreement), the parties agree to the following regulations that deviate from the main contract:

Re § 1

Leased Property

The landlord leases on a partial area, Lot No. 507 of the Grasbrunn District, the following areas in the buildings C and D:

Re a)	Office spaces (2nd + 3rd + 4th floors):	16,280.46 m2
Re b)	Exposed areas:	1,316.61 m2
Re c)	Unexposed areas:	3,424.54 m2
Re d)	Parking spaces in underground garage:	320
Re e)	Parking spaces in exterior parking lot:	41

The above change in gross floor space shall take effect with the commencement of the lease. (See also § 1 Number 1, last paragraph of the main contract.)

Re § 4

Rent Amount, Ancillary Expenses

Re 1. The monthly rent inclusive of data cable connection for the leased areas (gross floor space) listed in § 1 Number 1a) and b) of the contract and this addendum amounts to

EURO 14.83

Plus applicable value-added tax per m2 leased space (gross floor space).

The monthly rent for the basement areas (gross floor space) listed in § 1 Number 1c) of the contract and this addendum amounts to

EURO 7.40

Plus applicable value-added tax per m2 leased space (gross floor space).

The monthly rent for the parking spaces in the underground garage listed in § 1 Number 1d) of the contract and this addendum amounts to

EURO 43.46

Plus applicable value-added tax per parking space.

Based upon the above-named areas in accordance with § 1 of this addendum, the total rent to be paid monthly amounts to

EURO 300,213.34

Plus applicable value-added tax.

Re 3. For the ancillary expenses to be assigned to the tenant in accordance with the provisions of the existing contract, the tenant shall pay monthly, together with the rent, an ancillary cost prepayment in the amount of EURO 2.37 per m2 for the areas in the buildings C and D, plus applicable value-added tax.

This corresponds, based upon a square meter price of EURO 2.37 per m2 and the current value-added tax rate of 16%, with an area of 17,597.07 m2, to a total amount of EURO 48,377.86.

The tenant is required to pay this amount to the landlord for the duration of the lease for the listed areas in the buildings C and D.

The above change in the regulation of the main contract with respect to the payment of an ancillary expense prepayment shall take effect on January 1st 2002. Until that date the regulations in the main contract shall remain in effect.

The ancillary expense prepayment shall increase or decrease by the same proportion at which the cost of living for a 4-person working household of average income in the Federal Republic of Germany increases or decreases in accordance with the index calculations of the Federal Office of Statistics in Wiesbaden. Decisive for the change are the statistical reports of the Bavarian Land Office for Statistics and Data Processing, calculated on the basis of 1991 = 100. An increase or decrease in the ancillary expense prepayment will take place only once yearly, starting on January 1st, 2003.

[Signatures]